                                                                  EXHIBIT 4.1(b)

                                                          FEDERAL IDENTIFICATION
                                                                  No. 04-2866152

                       THE COMMONWEALTH OF MASSACHUSETTS

                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

We,   C. Richard Harrison, President

and   Martha L. Durcan, Clerk

of    Parametric Technology Corporation
                          (Exact name of corporation)

located at 128 Technology Drive, Waltham, Massachusetts 02154
               (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

-3-
           (Number those articles 1,2,3,4,5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on February 8, 1996 by vote of:

37,941,482 shares of Common Stock of 63,198,880 shares outstanding.

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

        WITHOUT PAR VALUE STOCKS            WITH PAR VALUE STOCKS
 -------------------------------------------------------------------------------
                             NUMBER OF                    NUMBER OF       PAR
           TYPE                SHARES        TYPE           SHARES       VALUE
--------------------------------------------------------------------------------
Common:                         None     Common:            75,000,000      $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                      None     Preferred:          5,000,000      $.01
--------------------------------------------------------------------------------

Change the total authorized to:


        WITHOUT PAR VALUE STOCKS            WITH PAR VALUE STOCKS
 -------------------------------------------------------------------------------
                             NUMBER OF                    NUMBER OF       PAR
           TYPE                SHARES        TYPE           SHARES       VALUE
---------------------------------------------------------------------------------
Common:                         None     Common:           215,000,000      $.01
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Preferred:                      None     Preferred:          5,000,000      $.01
---------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:   N/A                                 .
                    ---------------------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this 9th day of February, 1996,


/s/ C. Richard Harrison, *President

/s/ Martha L. Durcan, *Clerk

*Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)



               I hereby approve the within Articles of Amendment and, the filing fee in the amount of $_______________ having been paid, said articles are deemed to have been filed with me this ______________ day of ___________________ 1996.

               Effective date:______________________________________



                             WILLIAM FRANCIS GALVIN

                         Secretary of the Commonwealth



                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:



                    Parametric Technology Corporation

                    128 Technology Drive

                    Waltham, MA 02154

                    ATTN: Scott Duggan, Esq.